SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 20, 2002

                              LIFECELL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

        Delaware                        01-19890                 76-0172936
  (State Or Other                    (Commission                (IRS Employer
   Jurisdiction Of                    File Number)           Identification No.)
   Incorporation)

                                One Millenium Way
                          Branchburg, New Jersey 08876
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (908) 947-1100

Item 4.  Change in Registrant's Certifying Accountants.


     On June 20, 2002, upon recommendation and approval of the Company's Board of Directors and Audit Committee, the Company dismissed Arthur Andersen LLP ("Andersen") and engaged PricewaterhouseCoopers LLP ("PWC") as the Company's independent auditors for the fiscal year ended December 31, 2002.

     Andersen's reports on the Company's consolidated financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the years ended December 31, 2001 and 2000 and through the date of this 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company has provided Andersen with a copy of the foregoing statements. Attached as Exhibit 16.1 is a copy of Andersen's letter dated June 20, 2002, stating its agreement with such statements.

     During the years ended December 31, 2001 and 2000 and through the date of this 8-K, the Company did not consult PWC with respect to the application of accounting principles as to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.    Financial Statements, Pro Forma Financial Statements and Exhibits.
           -----------------------------------------------------------------

         (c)      Exhibits

         16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 20, 2002.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                LIFECELL CORPORATION

                                                By:/s/Steven T. Sobieski
                                                   Steven T. Sobieski
                                                   Chief Financial Officer

Date:    June 24, 2002

                                  EXHIBIT INDEX

Exhibit Number                              Description

16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 20, 2002.

                                                                    Exhibit 16.1



June 20, 2002

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Dear Sir/Madam:

The representations made in this letter are based solely on discussions with and representations from the engagement partner on the audits of the financial statements of this registrant for the two most recent fiscal years. That individual is no longer with Arthur Andersen LLP. We have read the first four paragraphs of Item 4 as they relate to Arthur Andersen LLP included in the Form 8-K dated June 24, 2002 of Lifecell Corporation to be filed with the Securities and Exchange Commission and have found no basis for disagreement with the statements contained therein.

Very truly yours,


/s/Arthur Andersen LLP
Arthur Andersen LLP

cc: Mr. Steven T. Sobieski, Chief Financial Officer
      Lifecell Corporation